                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21583
                  ---------------------------------------------

                          Clough Global Allocation Fund
                          -----------------------------
               (exact name of registrant as specified in charter)

                1625 Broadway, Suite 2200, Denver, Colorado 80202
                -------------------------------------------------
               (Address of principal executive offices) (Zip code)

                           Erin E. Douglas, Secretary
                          Clough Global Allocation Fund
                            1625 Broadway, Suite 2200
                             Denver, Colorado 80202
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 303-623-2577

Date of fiscal year end:   May 31

Date of reporting period:  May 31, 2005

Item 1.  REPORTS TO STOCKHOLDERS.

[CLOUGH GLOBAL ALLOCATION FUND LOGO]
1625 BROADWAY, SUITE 2200
DENVER, CO 80202
1-877-256-8445

[CLOUGH GLOBAL ALLOCATION FUND LOGO]


[ALPS MUTUAL FUNDS SERVICES, INC. LOGO]

THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY OR INSURER.

FOR MORE INFORMATION ABOUT THE FUND, INCLUDING A PROSPECTUS, PLEASE VISIT www.cloughglobal.com OR CALL 1-877-256-8445.

[GRAPHIC]

ANNUAL REPORT

MAY 31, 2005

                               SHAREHOLDER LETTER
                                  MAY 31, 2005

To My Fellow Shareholders in the Clough Global Allocation Fund:

The Fund began investing on July 29, 2004 and is about to complete its first year of existence. We are pleased with its performance to date. Its closing market price on May 31, 2005 was $22.59 per share, 12.95% above its $20.00 initial offering price. In addition, three cash distributions totaling $0.93 per share have been paid, so the Fund's total return to shareholders based on market price has been 18.24%. Meanwhile the Fund's underlying net asset value has increased 8.74%, from $19.10 to $20.77 per share on May 31st. The Fund's market price has consistently been at a premium to net asset value.

The Fund is first of all an asset allocation fund and we aggressively manage the mix between our bond and stock holdings. In recent months a number of our equity themes provided stocks at attractive prices so the Fund is currently over-weighted in stocks. As of May 31, 2005 the fund had 70% of it total investments invested in stocks and 27% in bonds. On the equity side, the Fund is invested in what we believe to be the five or six most attractive investment themes in the global financial markets. The remainder of this letter explains our current themes.

Our largest exposure is in global energy, with primary focus on North American gas exploration and production companies and companies which provide rigs and services for deep-water drilling. Investors and policymakers are coming to realize that the major oil and gas fields that provided the world's energy over the past 50 years are obsolete or depleting, and the investment necessary to replace those reserves has not been made. At current oil and gas prices, our producing companies are rapidly building cash, in many instances to levels that will exceed the firm's entire equity value in a few short years. High energy prices will be with us for years into the future because entirely new oil and gas fields must be developed to augment supplies, yet most of these fields lie beneath 5,000 feet of water. The industry has been slow to build new rigs and accelerate drilling activity. This reluctance to invest in new equipment has substantially increased the value of existing rigs and our investments in deep-water drillers.

The Fund has a global mandate and holds substantial investments in Japan. Japanese stocks are still down 70% from their highs of over sixteen years ago, yet both Japanese banks and companies have restructured and corporate profitability has improved markedly. Several of the Japanese stocks owned in the Fund are selling for little more than their cash holdings. Japan's economy has been recovering since 2002, largely due to exports, but today employment and incomes are improving, unemployment is declining and the strength of domestic demand is becoming more pronounced. Domestic capital spending, largely by smaller and mid-sized companies, has been rising at better than a 20% annual rate, and we think Japan could become the world's fastest growing developed economy. Our holdings are centered in companies that benefit from domestic demand such as banks, real estate firms and retailers.

We have also invested in emerging Asian countries, largely through exchange traded funds. China remains the world's premier growth story which is having an effect throughout Asia. Asian markets tend to act as leading indicators of global growth and some are moving higher once again. The Fund's holdings provide exposure in Hong Kong, which is China's primary financial center, Taiwan and Malaysia.

Much of the Fund's remaining equity exposure is to a number of industries whose stocks offer both low price/earnings ratios and high cash flows. Two industries which offer both are the utilities and the global property/casualty insurance companies. We recently added to the Fund's utility holdings for several reasons. Some companies with attractive nuclear assets are offering dividend yields in excess of 4%, roughly in line with the yield on the ten year Treasury, and we believe those dividends will grow in coming years. More importantly, a recent PriceWaterhouseCoopers study estimated that $12.7 trillion will be invested in the global electric power infrastructure over the next 25 years to meet an expected doubling in electricity consumption. Much of the nation's transmission grid is aging and needs replacement and blackouts will become more frequent. A potential catalyst for attracting investment in the electric infrastructure is a repeal of the Public Utilities Holding Company Act. Even Warren Buffet has publicly announced he would invest $10-15 billion in electric utilities if the act were repealed. Others have noted there are ten times more utility companies than needed and the industry is highly fractionalized. The average utility stock trades at slightly less than 8 times free cash flow (equivalent to a 13% free cash flow return), and a 3.6% dividend yield. A wave of consolidation would follow the Act's repeal, similar to the one which increased the value of banking franchises in the 1990s.

We have also increased our holdings among global property/casualty insurers, one of the only industries to our knowledge whose stocks sell at 7 times earnings. We still think investors are too bearish about the downside of the underwriting cycle, that AIG's difficulties indicate managements can no longer cover up poor underwriting results with unauthorized accounting techniques and aggressive investing strategies. As such, we believe that underwriting cycles will moderate, and that cash flows will continue to build.

Long-term government yields have declined to new lows for the cycle in the face of near universal belief that they were headed higher, and that could help stabilize global economies. Many commentators insist on identifying growth with inflation and convinced themselves price inflation was something the markets had to deal with. We think otherwise. Outside of energy and a few selected commodities, there is plenty of productive capacity and in most manufacturing and consumer goods sectors, even outside of autos, capacity continues to rise. Inflation measures are declining everywhere, even in China. We think the major surprise will be how low inflation will be as the year unfolds. We believe rising bond prices in the face of falling currencies in Europe are clearly pointing to deflation. The danger, of course, is that if deflation returns to certain sectors and companies lose pricing power, stock prices will weaken in those sectors.

Our Fund strives to find the winners and losers in such a world. If investment is excessive in most industries, we will endeavor to find the sectors where that is not the case, because capital will be available to them at a very low cost. That is the essence of the opportunities we see in the energy and emerging market sectors. If companies have to be more careful with their capital and can no longer invest for low returns, we will find those companies where cash is building and where cash returns are high and ignored in the marketplace. That is the essence of our investments in Japan and global insurance.

We were pleased to increase the Fund's quarterly cash distribution from $0.30 to $0.33 in the most recent quarter and we will aim over time to increase the payout to our shareholders in line with the increase in the Fund's net asset value. We thank you for investing in the Clough Global Allocation Fund and invite you to read the updates on our investment thinking on the Fund's website, www.cloughglobal.com.


Sincerely,

/s/ Charles I. Clough, Jr.

Charles I. Clough, Jr.
Chairman and CEO of Clough Capital Partners, L.P.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has over $1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. The three are the portfolio managers for the Clough Global Allocation Fund.

[CHART]

                              PORTFOLIO ALLOCATION
                     (AS A PERCENTAGE OF TOTAL INVESTMENTS)

Common Stocks                           -       69.13%
U.S. Government & Agency Obligations    -       25.15%
Exchange Traded Funds                            1.94%
Foreign Government & Agency Obligations -        1.74%
Preferred Stock                         -        0.95%
Options Purchased                       -        0.78%
Corporate Bonds & Notes                 -        0.21%
Money Market Mutual Funds               -        0.10%

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Clough Global Allocation Fund

We have audited the accompanying statement of assets and liabilities of the Clough Global Allocation Fund (the "Fund"), including the statement of investments, as of May 31, 2005, and the related statement of operations and statement of changes in net assets for the period from July 28, 2004 (commencement of operations) to May 31, 2005, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clough Global Allocation Fund as of May 31, 2005, the results of its operations and changes in its net assets for the period from July 28, 2004 (commencement of operations) to May 31, 2005, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touch LLP

Denver, Colorado
July 19, 2005

                            STATEMENT OF INVESTMENTS
                                  MAY 31, 2005

                                                       SHARES            VALUE
------------------------------------------------------------------------------
COMMON STOCK  102.23%

CONSUMER/RETAIL  7.81%
     AMR  Corp. *                                     140,500     $  1,812,450
     B & G Foods Inc.                                  67,000          972,840
     Blue Nile Inc. *                                  85,400        2,552,606
     Continental Airlines - Class B *                 102,100        1,415,106
     Kokuyo Co., Ltd.                                  91,000        1,167,838
     Lion Corp.                                       170,000          889,585
     Martek Biosciences Corp. *                         1,000           37,390
     Nikon Corp.                                       86,000          957,888
     Noritz Corp.                                      41,200          648,678
     Sapporo Holdings Ltd.                            117,000          585,296
     Tempur-Pedic International *                     126,800        2,958,244
     Wacoal Corp.                                      84,000        1,120,568
     York-Benimaru Co., Ltd.                           33,000          921,185
                                                                  ------------
                                                                    16,039,674
                                                                  ------------

ENERGY  27.00%
     COAL  6.93%
     ALPHA Natural Resources Inc. *                    82,000        1,959,800
     Arch Coal Inc.                                    25,600        1,240,320
     CONSOL Energy Inc.                                16,000          765,600
     Delta Petroleum Corp. *                           25,000          285,500
     Fording Canadian Coal Trust                       33,500        3,009,640
     KFx Inc. *                                       164,000        2,159,880
     Massey Energy Co.                                 36,000        1,455,480
     Peabody Energy Corp.                              70,000        3,341,800
                                                                  ------------
                                                                    14,218,020
                                                                  ------------

     EXPLORATION & PRODUCTION  5.60%
     Burlington Resources Inc.                         20,000        1,013,600
     Canadian Natural Resources                        20,000          583,400
     Chesapeake Energy Corp.                          140,000        2,865,800
     Compton Petroleum Corp. *                         55,000          470,800
     Energy Partners Ltd. *                            15,000          342,750
     EOG Resources Inc.                                14,000          698,460
     Murphy Oil Corp.                                  15,000        1,466,250
     Petroleo Brasileiro S.A. -  ADR                   10,050          474,360
     Petroquest Energy Inc. *                         148,600          835,132
     Suncor Energy Inc.                                59,000        2,324,010
     Talisman Energy Inc.                              12,500          413,281
                                                                  ------------
                                                                    11,487,843
                                                                  ------------

                                                       SHARES            VALUE
------------------------------------------------------------------------------
ENERGY (CONTINUED)
     OIL SERVICES & DRILLERS  14.47%
     BJ Services Co.                                   24,000     $  1,208,400
     Cooper Cameron Corp. *                            63,000        3,723,930
     Diamond Offshore Drilling                         43,000        2,031,750
     ENSCO International Inc.                           8,000          266,400
     Global Santa Fe Corp.                             43,000        1,575,520
     Grant Prideco Inc. *                              60,000        1,441,200
     Halliburton Co.                                   71,400        3,051,636
     Hydril Co. *                                      11,700          607,347
     Key Energy Services Inc. *                        49,000          538,510
     Maverick Tube Corp. *                             46,400        1,401,744
     Nabors Industries Ltd. *                          23,000        1,267,530
     National - Oilwell Varco Inc. *                   98,870        4,449,150
     Patterson Utility Energy Inc.                     19,000          503,310
     Precision Drilling Corp. *                         8,000          631,280
     Schlumberger Ltd.                                 14,000          957,180
     Tetra Technologies Inc. *                         11,500          317,400
     Transocean Inc. *                                 92,000        4,582,520
     Weatherford International Ltd. *                  22,000        1,156,540
                                                                  ------------
                                                                    29,711,347
                                                                  ------------
                                                                    55,417,210
                                                                  ------------
FINANCE  13.80%
     ACOM Co. Ltd.                                     19,400        1,249,307
     Aiful Corp.                                       18,000        1,324,980
     Apollo Investment Corp.                          228,200        3,740,198
     Banco LatinoAmericano                             40,000          732,000
     Brookline Bancorp, Inc.                          105,000        1,596,000
     Cohen & Steers, Inc.                             149,500        2,665,585
     Daiwa Securities Group Inc.                      278,000        1,767,193
     Fidelity Bankshares, Inc.                         43,270        1,070,933
     First Niagara Financial Group, Inc.               17,700          230,454
     Mitsubishi Tokyo Financial ADR                   102,900          854,070
     Mitsubishi Tokyo Financial                           350        2,918,145
     NewAlliance Bancshares, Inc.                      38,000          524,020
     Nikko Cordial Corp.                              208,000          915,970
     Nomura Holdings Inc.ADR                           79,300        1,003,938
     Nomura Holdings Inc.                              80,000        1,013,405
     Promise Co. Ltd.                                  13,000          810,816
     Provident Financial Services, Inc.                15,700          279,146
     Sovereign Bancorp, Inc.                           24,600          549,072
     The Bank of Yokohama Ltd.                        376,000        2,161,537
     The Joyo Bank Ltd.                               233,000        1,187,056
     The Shizuoka Bank Ltd.                           141,000        1,221,060
     UFJ Holdings Inc. *                                  100          507,624
                                                                  ------------
                                                                    28,322,509
                                                                  ------------

                                                       SHARES            VALUE
------------------------------------------------------------------------------
HEALTHCARE  3.65%
     Biosphere Medical Inc. *                         182,703     $    860,531
     HCA Inc.                                          14,200          766,800
     Omnicare Inc.                                     46,400        1,778,048
     Pfizer Inc.                                       88,200        2,460,780
     Sepracor Inc. *                                   26,700        1,622,292
                                                                  ------------
                                                                     7,488,451
                                                                  ------------

INDUSTRIAL  9.68%
     Abitibi-Consolidated Inc.                        260,000        1,170,000
     Airport Facilities Co., Ltd.                      59,000          330,480
     American Science & Engineering Inc. *             53,000        2,019,830
     Bowne & Co Inc.                                  156,300        2,070,975
     Bridgestone Corp.                                109,000        2,153,991
     Canfor Corp. *                                   105,700        1,327,592
     Chicago Bridge & Iron Co.                         12,100          261,360
     Georgia Gulf Corp.                                18,500          587,930
     GOL Linhas Aereas Inteligentes S.A. - ADR         30,000          993,300
     Hexcel Corp. *                                    10,000          163,400
     Insituform Technologies - Class A *               99,100        1,470,644
     Kansas City Southern *                            67,000        1,339,330
     Matrix Service Co. *                               5,000           20,650
     Methanex Corp.                                    26,400          490,776
     Nisshinbo Industries Inc.                        137,000        1,055,157
     Nova Chemicals Corp.                              47,300        1,509,343
     Pall Corp.                                        28,500          831,915
     Sasol Ltd. - ADR                                  74,000        1,835,200
     Willbros Group Inc. *                             21,000          243,180
                                                                  ------------
                                                                    19,875,053
                                                                  ------------

INSURANCE  12.12%
     ACE Ltd.                                          39,300        1,698,546
     Aflac Inc.                                        10,000          415,500
     Allmerica Financial Corp. *                       37,600        1,312,992
     Bristol West Holdings Inc.                       173,000        2,992,900
     CNA Financial Corp. *                             25,000          689,500
     Everest Re Group Ltd.                             31,900        2,854,731
     IPC Holdings Ltd.                                 36,700        1,403,041
     Metlife Inc.                                      28,000        1,248,800
     Montpelier Re Holdings Ltd.                       10,000          343,500
     Partnerre Ltd.                                    51,700        3,415,819
     Platinum Underwriters Holdings                   106,000        3,222,400
     The Progressive Corp.                              8,200          787,774
     Renaissance Holdings Ltd.                         73,400        3,457,140
     Selective Insurance Group, Inc.                   13,800          664,194
     Specialty Underwriters' Alliance Inc. *           50,000          394,500
                                                                  ------------
                                                                    24,901,337
                                                                  ------------

                                                       SHARES            VALUE
------------------------------------------------------------------------------
MEDIA  3.07%
     China Netcom Group - ADR                           5,000     $    136,000
     China Techfaith Wireless - ADR *                  20,000          348,000
     Mobile Telesystems - ADR                          27,900          979,290
     Toho Co., Ltd.                                    46,000          647,547
     Verizon Communications Inc.                       72,500        2,565,050
     Viacom Inc. - Class A                             46,885        1,614,719
                                                                  ------------
                                                                     6,290,606
                                                                  ------------

METALS  4.42%
     AK Steel Holding Corp. *                         120,000          918,000
     APEX Silver Mines Ltd. *                          82,200        1,105,590
     Ivanhoe Mines Ltd. *                             299,700        2,220,777
     Olin Corp.                                        88,700        1,664,899
     Pan American Silver Corp. *                       56,700          810,243
     Sherritt International Corp.                     186,000        1,355,880
     Western Silver Corp. *                           104,000          990,080
                                                                  ------------
                                                                     9,065,469
                                                                  ------------

REAL ESTATE INVESTMENT TRUST  1.11%
     Education Realty Trust Inc.                       20,000          343,400
     Goldcrest Co. Ltd.                                13,000          638,353
     Government Properties Trust                       30,000          273,000
     TOC Co. Ltd.                                      26,650          102,628
     Trustreet Properties Inc.                         58,000          913,500
                                                                  ------------
                                                                     2,270,881
                                                                  ------------

TECHNOLOGY  3.97%
     Applied Materials Inc.                            66,600        1,092,906
     Magal Security Systems Ltd. *                     66,443          639,182
     MEMC Electronic Materials *                       23,400          320,580
     Microsoft Corp.                                  121,700        3,139,860
     Radvision Ltd. *                                 152,445        2,141,852
     Stats ChipPac Ltd. -ADR *                        113,000          815,860
                                                                  ------------
                                                                     8,150,240
                                                                  ------------

TRANSPORTATION  2.72%
     East Japan Railway Co.                               290        1,440,048
     Golar LNG, Ltd. *                                106,000        1,253,980
     Nippon Express Co., Ltd.                         150,000          685,430
     Overseas Shipholding Group                        36,000        2,199,600
                                                                  ------------
                                                                     5,579,058
                                                                  ------------

                                                       SHARES            VALUE
------------------------------------------------------------------------------
UTILITIES  12.88%
     AES Corp. *                                       70,300     $  1,046,767
     Ameren Corp.                                      57,000        3,111,060
     ATMOS Energy Corp.                                19,300          545,997
     DTE Energy Co.                                    47,000        2,234,380
     Dynegy Inc. - Class A *                          215,000          999,750
     Entergy Corp.                                     26,000        1,867,580
     Exelon Corp.                                      32,000        1,499,200
     FPL Group, Inc.                                   30,000        1,219,500
     Great Plains Energy, Inc.                         20,000          630,000
     Northeast Utilities                              100,000        1,981,000
     OGE Energy Corp.                                  49,000        1,359,750
     PPL Corp.                                         15,000          862,650
     Progress Energy, Inc.                             45,000        1,990,350
     Public Service Enterprise Group                   43,300        2,403,150
     Southern Co.                                      30,000        1,018,500
     Southern Union Co. *                              35,000          856,450
     Teco Energy Inc.                                  40,000          707,200
     Williams Companies Inc.                          114,000        2,098,740
                                                                  ------------
                                                                    26,432,024
                                                                  ------------
TOTAL COMMON STOCKS
(Cost $197,836,836)                                                209,832,512
------------------------------------------------------------------------------

EXCHANGE TRADED FUNDS  2.87%
iSHARES
     MSCI Hong Kong                                   197,400        2,378,670
     MSCI Malaysia                                    219,800        1,483,650
     MSCI Pacific                                      15,000        1,353,750
     MSCI Taiwan                                       57,000          675,450
                                                                  ------------
TOTAL EXCHANGE TRADED FUNDS
(Cost $5,526,170)                                                    5,891,520
------------------------------------------------------------------------------

PREFERRED STOCK  1.39%
     Ashford Hospital Trust                            50,000        1,315,000
     XL Capital Ltd. *                                 64,500        1,549,290
                                                                  ------------
TOTAL PREFERRED STOCK
(Cost $2,769,117)                                                    2,864,290
------------------------------------------------------------------------------

MONEY MARKET MUTUAL FUNDS  0.15%
     J.P. Morgan Prime Money Market Fund              304,609          304,609
                                                                  ------------
TOTAL MONEY MARKET MUTUAL FUNDS
(Cost $304,609)                                                        304,609
------------------------------------------------------------------------------

                                                                          PRINCIPAL
     DUE DATE                                         COUPON                 AMOUNT                 VALUE
---------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES 0.31%
McMoran Exploration Co.
     10/06/2011                                         5.25%         $     500,000         $     644,375
                                                                                            -------------
TOTAL CORPORATE BONDS AND NOTES
(Cost $500,000)                                                                                   644,375
---------------------------------------------------------------------------------------------------------

FOREIGN GOVERNMENT & AGENCY OBLIGATIONS 2.57%
UK Treasury
     09/07/2015                                         4.75%             2,800,000             5,272,114
                                                                                            -------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
(Cost $5,297,287)                                                                               5,272,114
---------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS  37.19%
UNITED STATES TREASURY NOTES
     01/15/2009**                                      3.250%            15,000,000            14,776,770
     01/15/2010***                                     3.625%            20,000,000            19,909,380
     02/15/2015***                                     4.000%            22,000,000            21,955,318
                                                                                            -------------
UNITED STATES TREASURY BOND
     02/15/2031                                        5.375%            17,000,000            19,693,446
                                                                                            -------------
TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
(Cost $74,286,460)                                                                             76,334,914
---------------------------------------------------------------------------------------------------------

OPTIONS PURCHASED  1.16%

                                                  EXPIRATION      EXERCISE      NUMBER OF
NAME                                                 DATE           PRICE       CONTRACTS         VALUE
---------------------------------------------------------------------------------------------------------
Energy Select Sector SPDR                          06/18/05          43            500             83,750
Energy Select Sector SPDR                          09/17/05          40            500             71,250
iShares Russell 2000                               08/20/05         121            750            243,750
Oil Service HOLDRS                                 07/16/05          85          4,500          1,980,000
                                                                                            -------------
TOTAL OPTIONS PURCHASED
(Cost $3,198,125)                                                                               2,378,750
---------------------------------------------------------------------------------------------------------

Total Investments                                     147.87%                               $ 303,523,084
(Cost $289,718,604)
Liabilities in Excess of Other Assets                  -1.56%                                  (3,212,936)
Liquidation Preference of Auction
  Market Preferred Shares, Series W28
  (including dividends payable on
  (preferred sales)                                   -46.31%                                 (95,049,856)
---------------------------------------------------------------------------------------------------------
NET ASSETS ATTRIBUTABLE
     TO COMMON SHARES                                 100.00%                               $ 205,260,292
=========================================================================================================

*Non-income producing security
**Security, or portion of security, is being held as collateral for written options
*** Security, or portion of security, is being held as collateral for short sales.
ADR - American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF PUT OPTIONS WRITTEN

                                                  EXPIRATION      EXERCISE      NUMBER OF
NAME                                                 DATE           PRICE       CONTRACTS       VALUE
---------------------------------------------------------------------------------------------------------
Energy Select Sector SPDR                           6/18/05          39            (750)    $     (13,125)
iShares Russell 2000                                8/20/05         112            (750)          (78,750)
Oil Service HOLDRS                                  7/16/05          85          (4,700)         (458,250)
                                                                                            -------------
TOTAL PUT OPTIONS WRITTEN
(Premiums Received  $1,104,985)                                                                  (550,125)
---------------------------------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT

     NAME                                              SHARES            VALUE
------------------------------------------------------------------------------
     AON Corp.                                        (19,000)        (473,670)
     AVON Products Inc.                               (20,600)        (818,644)
     Capital One Financial Corp.                       (8,500)        (640,900)
     Comerica Inc.                                     (7,200)        (402,336)
     Commerce Bancorp Inc.                            (11,000)        (305,250)
     DaimlerChrysler AG                               (21,000)        (846,090)
     Danaher Corp.                                     (4,300)        (237,059)
     Dillards Inc. - Class A                          (99,000)      (2,368,080)
     Factset Research Systems Inc.                    (26,900)        (861,069)
     Fairmont Hotels & Resorts                        (27,000)        (931,230)
     Fastenal Co.                                      (6,700)        (389,404)
     FirstMerit Corp.                                 (39,200)        (999,600)
     Ford Motor Co.                                  (130,000)      (1,297,400)
     General Motors Corp.                             (55,400)      (1,746,762)
     HNI Corp.                                         (9,000)        (464,310)
     iShares Russell 2000                             (80,000)      (9,792,000)
     Jefferies Group Inc.                             (48,300)      (1,710,303)
     Marsh & McLennan Companies                       (84,800)      (2,462,592)
     Polaris Industries Inc.                          (37,500)      (1,967,625)
     Popular Inc.                                      (9,900)        (233,145)
     Precision Castparts Corp.                         (6,500)        (505,245)
     Principal Financial Group                        (19,100)        (761,899)
     Retail HOLDRs Trust                              (22,000)      (2,053,700)
     SLM Corp.                                        (10,000)        (482,700)
     Station Casinos Inc.                              (5,200)        (338,520)
     Toro Co.                                         (33,800)      (1,455,090)
     W Holding Co. Inc.                               (13,400)        (121,002)
     Washington Mutual Inc.                           (23,000)        (949,900)
     Winnebago Industries                             (18,300)        (598,227)
     Yankee Candle Co.                                 (5,750)        (181,413)
                                                                  ------------
TOTAL SECURITIES SOLD SHORT
(Proceeds $37,854,388)                                             (36,395,165)
------------------------------------------------------------------------------

SEE NOTES TO FINANCIAL STATEMENTS.

                        STATEMENT OF ASSETS & LIABILITIES
                                  MAY 31, 2005

ASSETS:
Investments, at value (Cost - see below)                          $  303,523,084
Cash                                                                      18,481
Deposit with broker for securities sold short                         49,859,900
Dividends receivable                                                     302,481
Interest receivable                                                    1,132,971
--------------------------------------------------------------------------------
    Total assets                                                     354,836,917
--------------------------------------------------------------------------------

LIABILITIES:
Securities sold short (Proceeds $37,854,388)                          36,395,165
Put options written at value (Premiums received $1,104,985)              550,125
Payable for investments purchased                                     17,139,715
Dividends payable - short sales                                           66,687
Accrued investment advisory fee                                          198,287
Accrued administration fee                                                80,731
Accrued trustees fee                                                       5,737
Accrued offering costs                                                    77,483
Other payables                                                            12,839
--------------------------------------------------------------------------------
    Total Liabilities                                                 54,526,769
--------------------------------------------------------------------------------

PREFERRED STOCK:
Auction market preferred shares, Series W28, including
    dividends payable on preferred shares ($25,000 liquidation value per share, no par value, 3,800 shares issued and
    outstanding)                                                      95,049,856
--------------------------------------------------------------------------------

NET ASSETS                                                        $  205,260,292
================================================================================

Cost of investments                                               $  289,718,604
================================================================================

COMPOSITION OF NET ASSETS:
Paid in capital                                                   $  187,242,139
Accumulated net realized gain on investments, foreign
    currency transactions, options and securities sold short           2,201,606
Net unrealized appreciation in value of investments,
    securities sold short and translation of assets and
    liabilities denominated in foreign currencies                     15,816,547
--------------------------------------------------------------------------------
NET ASSETS                                                        $  205,260,292
================================================================================

Shares of common stock outstanding of no par value,
    unlimited shares authorized                                        9,877,834
================================================================================
Net asset value per share                                         $        20.78
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS

                             STATEMENT OF OPERATIONS
            FOR THE PERIOD JULY 28, 2004 (INCEPTION) TO MAY 31, 2005

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $147,597)          $    2,235,922
Interest                                                               2,607,542
Other Income                                                             264,389
--------------------------------------------------------------------------------
    Total Income                                                       5,107,853
--------------------------------------------------------------------------------

EXPENSES:
Investment advisory fee                                                1,613,056
Administration fee                                                       656,744
Trustees fee                                                              84,392
Dividend expense on short sales                                          582,726
Interest on loan                                                          36,297
Broker/dealer fees                                                       118,424
Miscellaneous                                                              5,223
--------------------------------------------------------------------------------
    Total Expenses                                                     3,096,862
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                  2,010,991
--------------------------------------------------------------------------------
Net realized gain (loss) on:
    Investment securities                                              6,458,848
    Foreign currency transactions                                      1,321,704
    Closing and expiration of option contracts written                  (115,697)
    Securities sold short                                              2,929,786
Change in net unrealized appreciation/depreciation on
    investments, options, securities sold short and tranlastion
    of assets and liabilities denominated in foreign currencies       15,816,547
--------------------------------------------------------------------------------
Net gain on investments, foreign currency transactions,
    options and securities sold short                                 26,411,188
--------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM NET
    INVESTMENT INCOME                                                 (1,340,792)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE
    TO COMMON SHARES FROM OPERATIONS                                  27,081,387
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                       STATEMENT OF CHANGES IN NET ASSETS
            FOR THE PERIOD JULY 28, 2004 (INCEPTION) TO MAY 31, 2005

COMMON SHAREHOLDER OPERATIONS:
Net investment income                                             $    2,010,991
Net realized gain (loss) from:
    Investment securities                                              6,458,848
    Foreign currency transactions                                      1,321,704
    Options                                                             (115,697)
    Securities sold short                                              2,929,786
Change in unrealized appreciation / depreciation on
    investments, options, securities sold short and tranlastion
    of assets and liabilities denominated in foreign currencies       15,816,547
Distributions to Preferred Shareholders:
    From net investment income                                        (1,340,792)
--------------------------------------------------------------------------------
Net increase in net assets attributable to common
    shares from operations                                            27,081,387
--------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
From net investment income                                            (9,063,234)
--------------------------------------------------------------------------------
Net decrease in net assets from distributions                         (9,063,234)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from sales of shares, net of offering costs                 166,775,000
Proceeds from the underwriters' over-allotment option
    of common shares excerised, net of offering costs                 17,535,200
Net asset value of common stock issued to stockholders
    from reinvestment of dividends                                     4,081,939
Costs from issuance of preferred shares                               (1,250,000)
--------------------------------------------------------------------------------
Net increase in net assets from capital share transactions           187,142,139
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS ATTRIBUTABLE TO COMMON SHARES             205,160,292
--------------------------------------------------------------------------------

NET ASSETS ATTRIBUTABLE TO COMMON SHARES:
Beginning of period                                                      100,000
--------------------------------------------------------------------------------
End of period                                                     $  205,260,292
================================================================================

SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL HIGHLIGHTS
               FOR THE PERIOD JULY 28 (INCEPTION) TO MAY 31, 2005

PER COMMON SHARE OPERATING PERFORMANCE
Net asset value - beginning of period                             $        19.10
--------------------------------------------------------------------------------
Income from investment operations:
    Net investment income                                                   0.08
    Net realized and unrealized gain on investments                         2.84
Distributions to Preferred Shareholders:
    From net investment income                                             (0.14)
--------------------------------------------------------------------------------
    Total from investment operations                                        2.78
--------------------------------------------------------------------------------

DISTRIBUTIONS TO COMMON SHAREHOLDERS:
    From net investment income                                             (0.93)
--------------------------------------------------------------------------------
    Total distributions                                                    (0.93)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
    Common share offering costs charged to paid in capital                 (0.04)
    Preferred share offering costs and sales load charged to
      paid in capital                                                      (0.13)
--------------------------------------------------------------------------------
    Total capital share transactions                                       (0.17)
--------------------------------------------------------------------------------
Net asset value - end of period                                   $        20.78
================================================================================
Market price - end of period                                      $        22.59
================================================================================

TOTAL INVESTMENT RETURN - NET ASSET VALUE (1)                              13.89%
TOTAL INVESTMENT RETURN - MARKET PRICE (1)                                 18.24%

RATIOS AND SUPPLEMENTAL DATA
Net assets attributable to common shares, end of period (000)     $      205,260
Ratio to average net assets attributable to common shareholders:
    Net expenses(3)                                                         1.89%(2)
    Net expenses excluding dividends on short sales(3)                      1.54%(2)
    Net investment income(3)                                                1.23%(2)
    Preferred share dividends                                               0.82%(2)
Portfolio turnover rate                                                      236%
Average commission rate paid                                      $       0.0464

AUCTION MARKET PREFERRED SHARES
Liquidation value, end of period,
    including dividends on preferred shares (000)                 $       95,050
Total shares outstanding (000)                                               3.8
Asset coverage per share(4)                                       $       79,029
Liquidation preference per share                                  $       25,000
Average market value per share(5)                                 $       25,000

(1) TOTAL INVESTMENT RETURN IS CALCULATED ASSUMING A PURCHASE OF A COMMON SHARE AT THE OPENING ON THE FIRST DAY AND A SALE AT CLOSING ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL INVESTMENT RETURN ON NET ASSET VALUE REFLECTS A SALES LOAD OF $.90 PER SHARE. DIVIDENDS AND DISTRIBUTIONS, IF ANY, ARE ASSUMED FOR PURPOSES OF THIS CALCULATION TO BE REINVESTED AT PRICES OBTAINED UNDER THE TRUST'S DIVIDEND REINVESTMENT PLAN. TOTAL INVESTMENT RETURNS DO NOT REFLECT BROKERAGE COMMISSIONS. TOTAL INVESTMENT RETURNS FOR LESS THAN A FULL YEAR ARE NOT ANNUALIZED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.
(2)  ANNUALIZED.
(3)  RATIOS DO NOT REFLECT DIVIDEND PAYMENTS TO PREFERRED SHAREHOLDERS
(4) CALCULATED BY SUBTRACTING THE FUND'S TOTAL LIABILITIES (EXCLUDING PREFERRED SHARES) FROM THE FUND'S TOTAL ASSETS AND DIVIDING BY THE NUMBER OF PREFERRED SHARES OUTSTANDING.
(5)  BASED ON MONTHLY PRICES.

SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS
                                  MAY 31, 2005

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES
Clough Global Allocation Fund is a closed-end management investment company (the "Fund") that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated April 27, 2004. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

SECURITY VALUATION: The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund's net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Over-the-counter securities traded on NASDAQ are valued based upon the closing price. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

FOREIGN SECURITIES: The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

OPTIONS: The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non- income producing securities.

Written option activity as of May 31, 2005 was as follows:

WRITTEN PUT OPTIONS                          CONTRACTS       PREMIUMS
-----------------------------------------------------------------------
Outstanding, July 28, 2004 (Inception)
Positions opened                                17,775      $ 2,603,734
Expired                                         (4,625)        (647,654)
Closed                                          (6,950)        (851,095)
-----------------------------------------------------------------------
Outstanding, May 31, 2005                        6,200      $ 1,104,985
=======================================================================
Market Value, May 31, 2005                                  $  (550,125)
=======================================================================

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

INCOME TAXES: The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund's average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

USE OF ESTIMATES: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.  TAXES

THE TAX CHARACTER OF THE DISTRIBUTIONS PAID BY THE FUND DURING THE PERIOD JULY 28, 2004 (INCEPTION) TO MAY 31, 2005, WAS AS FOLLOWS:

                                                       2005
---------------------------------------------------------------
DISTRIBUTIONS PAID FROM:
Ordinary Income                                    $ 10,404,026
Tax-Exempt Income                                             -
Long-Term Capital Gain
---------------------------------------------------------------
  Total                                            $ 10,404,026
===============================================================

As of May 31, 2005, the components of distributable earnings on a tax basis were as follows:

(Over)/undistributed net investment income            4,243,740
Accumulated net realized gain (loss)                          -
Unrealized appreciation                              13,774,413
---------------------------------------------------------------
  Total                                            $ 18,018,153
===============================================================

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

AS OF MAY 31, 2005
Gross appreciation (excess of value over tax cost)          19,027,876
Gross depreciation (excess of tax cost over value)          (5,253,463)
----------------------------------------------------------------------
Net unrealized appreciation                                 13,774,413
======================================================================
Cost of investments for income tax purpose               $ 291,760,738
======================================================================

3.  CAPITAL TRANSACTIONS
COMMON SHARES: There are an unlimited number of no par value common shares of beneficial interest authorized. Of the 9,877,834 common shares outstanding on May 31, 2005, ALPS Mutual Funds Services, Inc. owned 5,236 shares. The Fund issued 8,750,000 common shares in its initial public offering on July 28, 2004. These common shares were issued at $20.00 per share before the underwriting discount of $0.90 per share. An additional 650,000 common shares and 270,000 common shares were issued on August 27,

2004 and September 15, 2004, respectively. These common shares were also issued at $20.00 per share before the underwriting discount of $0.90 per share. Offering costs of $386,800 (representing $.04 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. ALPS agreed to pay those offering costs of the Fund (other than sales load, but inclusive of the reimbursement of the underwriter expenses of $.0067 per common share) that exceed $.04 per common share.

Net investment income (loss) and net realized gain (loss) may differ from financial statement and tax purposes. These differences are primarily due to the treatment of certain investment securities and distribution allocations. These permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified. During the year ended May 31, 2005, $8,393,035 was reclassified from accumulated capital gains to undistributed ordinary income. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

Transactions in common shares for the year ended May 31, 2005, were as follows:

Common shares outstanding - beginning of period                             5,236
Common shares issued in connection with initial public offering         8,750,000
Common shares issued from underwriters' over-allotment option exercised   920,000
Common shares issued as reinvestment of dividends                         202,598
---------------------------------------------------------------------------------
Common shares outstanding - end of period                               9,877,834
---------------------------------------------------------------------------------

PREFERRED SHARES: On September 15, 2004, the Fund's Board of Trustees authorized the issuance of an unlimited number of no par value preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. Preferred shares issued by the Fund have seniority over the common shares. Offering costs associated with the issuance of preferred shares, estimated at $300,000, and the underwriters' sales load totaling $950,000, have been borne by the common shareolders as a direct reduction to paid in capital.

The Fund is subject to certain limitations and restrictions while preferred shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value. Specifically, the Fund is required under the Investment Company Act of 1940 to maintain an asset coverage with respect to the outstanding preferred shares of 200% or greater.

The Fund has one series of Auction Market Preferred Shares ("AMPS"), W28. On December 1, 2004, the Fund issued 3,800 shares of AMPS with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends on the AMPS are cumulative and are paid based on an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually. As of May 31, 2005, the annualized dividend rate for the AMPS was 3.14%. The dividend rate, as set by the auction process, is generally expected to vary with short-term interest rates. The rate may vary in a manner unrelated to the income received on the Fund's assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Common Shareholders.

Preferred Shares, which are entitled to one vote per share, generally vote with the Common Shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

4.  PORTFOLIO SECURITIES
Purchases and sales of investment securities, other than short-term securities, for the period ended May 31, 2005 aggregated $735,335,133 and $474,960,275, respectively. Purchase and sales of U.S. government and agency securities, other than short-term securities, for the period ended May 31, 2005 aggregated $243,416,105 and $162,787,168, respectively.

5.  INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
Clough Capital Partners L.P. ("Clough") serves as the Fund's investment adviser pursuant to an Investment Advisory Agreement with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70% based on the Fund's average daily total assets, computed daily and payable monthly.

ALPS Mutual Funds Services, Inc. ("ALPS") serves as the Fund's administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.285% based on the Fund's average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees' fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

6. LINE OF CREDIT
On October 27, 2004, a Security Agreement between the Fund and The Bank of New York ("BONY") was executed which allows the Fund to borrow against a secured line of credit from BONY an aggregate amount of up to $87,500,000. The borrowings under the BONY line of credit are secured by pledging the Fund's portfolio securities as collateral. During the period ended May 31, 2005, the average borrowing was $1,436,957 with an average rate on borrowings of 3.24%.

7.  OTHER
The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended.

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Administrator" or "BONY"), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BONY as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BONY, as dividend disbursing

                           DIVIDEND REINVESTMENT PLAN
                            MAY 31, 2005 (UNAUDITED)

agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

 The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized Common Shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an "ex-dividend" basis or 30 days after the payment date for such Dividend, whichever is sooner (the "Last Purchase Date"), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last

Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions. The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York, 101 Barclay Street, New York, New York 10286, 20th Floor, Transfer Agent Services, (800) 433-8191.

                     FUND PROXY VOTING POLICIES & PROCEDURES
                            MAY 31, 2005 (UNAUDITED)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS
                            MAY 31, 2005 (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330. Information on the Fund's N-Q is available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the website at http://www.cloughglobal.com

                                     NOTICE
                            MAY 31, 2005 (UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                           SHAREHOLDER TAX INFORMATION
                            MAY 31, 2005 (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the fund's income and distributions for the taxable year ended May 31, 2005. The information and distributions reported herein may differ from information and distributions taxable to shareholders for the calendar year ended December 31, 2005.

During the fiscal year ended May 31, 2005, 8.82% of the dividends paid by the Fund qualify for the corporate dividends received deduction. Also, during the fiscal year ended May 31, 2005, 12.02% of the dividends paid by the Fund met the requirements regarding qualified dividend income.

                               TRUSTEES & OFFICERS
                            MAY 31, 2005 (UNAUDITED)

Information pertaining to the trustees and officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees."

INTERESTED TRUSTEES AND OFFICERS

                                                         PRINCIPAL OCCUPATION(S)                NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND                PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD               COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                             SEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
W. ROBERT ALEXANDER             Trustee and              Mr. Alexander is the Chief Executive   2
Age - 77                        Chairman/Since           Officer & Chairman of ALPS. Mr.
1625 Broadway, Ste. 2200        Inception                Alexander was Vice Chairman of First
Denver, CO 80202                                         Interstate Bank of Denver,
                                                         responsible for Trust, Private
                                                         Banking, Retail Banking, Cash
                                                         Management Services and Marketing.
                                                         Mr. Alexander is currently a member
                                                         of the Board of Trustees of the
                                                         Hunter and Hughes Trusts as well as
                                                         Chairman of Reaves Utility Income
                                                         Fund, Clough Global Equity Fund,
                                                         Financial Investors Trust and
                                                         Financial Investors Variable
                                                         Insurance Trust. Because of his
                                                         affiliation with ALPS, Mr. Alexander
                                                         is considered an "interested" Trustee
                                                         of the Fund.

JAMES E. CANTY                  Trustee and Portfolio    Mr. Canty is a founding partner,       2
Age - 42                        Manager/ Since           Chief Financial Officer and General
One Post Office Square          Inception                Counsel for Clough. Prior to founding
40th Floor                                               Clough in 2000, Mr. Canty worked as a
Boston, Massachusetts 02109                              corporate and securities lawyer and
                                                         Director of Investor Relations for
                                                         Converse, Inc. from 1995 to 2000. He
                                                         was a corporate and securities lawyer
                                                         for the Boston offices of Goldstein &
                                                         Manello, P.C. from 1993 to 1995 and
                                                         Bingham, Dana and Gould from 1990 to
                                                         1993. Mr. Canty served as an Adjunct
                                                         Professor at Northeastern University
                                                         from 1996 to 2000. Mr. Canty is
                                                         currently a member of the Board of
                                                         Directors of Clough Offshore Fund,
                                                         Ltd. and Board of Trustees of the
                                                         Clough Global Equity Fund. Because of
                                                         his affiliation with Clough, Mr.
                                                         Canty is considered an "interested"
                                                         Trustee of the Fund.

                                                         PRINCIPAL OCCUPATION(S)                NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND                PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD               COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                             SEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
EDMUND J. BURKE                 President/Since          Mr. Burke is President and a Director  N/A
Age - 44                        Inception                of ALPS. Mr. Burke joined ALPS in
1625 Broadway, Ste. 2200                                 1991 as Vice President and National
Denver, CO 80202                                         Sales Manager. Because of his
                                                         position with ALPS, Mr. Burke is
                                                         deemed an affiliate of the Trust as
                                                         defined under the 1940 Act. Mr. Burke
                                                         is currently the President of Reaves
                                                         Utility Income Fund, Clough
                                                         Global Equity Fund, Financial
                                                         Investors Trust and Financial
                                                         Investors Variable Insurance Trust.

JEREMY O. MAY                   Treasurer/Since          Mr. May is Managing Director of ALPS.  N/A
Age - 35                        Inception                Mr. May joined ALPS in 1995 as a
1625 Broadway, Ste. 2200                                 Controller. Because of his position
Denver, CO 80202                                         with ALPS, Mr. May is deemed an
                                                         affiliate of the Trust as defined
                                                         under the 1940 Act. Mr. May is
                                                         currently the Treasurer of Reaves
                                                         Utility Income Fund, Clough Global
                                                         Equity Fund, Financial Investors
                                                         Trust, Financial Investors Variable
                                                         Insurance Trust and First Funds.

ERIN DOUGLAS                    Secretary/Since          Ms. Douglas is Associate Counsel of    N/A
Age - 28                        Inception                ALPS. Ms. Douglas joined ALPS as
1625 Broadway, Ste. 2200                                 Associate Counsel in January 2003.
Denver, CO 80202                                         Ms. Douglas is deemed an affiliate of
                                                         the Trust as defined under the 1940
                                                         Act. Ms. Douglas is currently the
                                                         Secretary of Financial Investors
                                                         Trust and Clough Global Equity Fund.

BRADLEY J. SWENSON              Chief Compliance         Mr. Swenson joined ALPS as Chief       N/A
Age - 32                        Officer/Since March      Compliance Officer ("CCO") in May
1625 Broadway, Ste. 2200        2005                     2004. Prior to joining ALPS, Mr.
Denver, CO 80202                                         Swenson served as the Senior Audit
                                                         manager at Janus Capital Group.
                                                         Before joining Janus Mr. Swenson was
                                                         a senior Internal Auditor for
                                                         Oppenhiemer Funds. Because of his
                                                         position with ALPS and ADI, Mr.
                                                         Swenson is deemed an affiliate of the
                                                         Trust as defined under the 1940 Act.
                                                         Mr. Swenson is currently the CCO of
                                                         Financial Investors Trust, Clough
                                                         Global Equity Fund, Reaves Utility
                                                         Income Fund, SPDR Trust, Midcap SPDR
                                                         Trust, and DIAMONDS Trust.

INDEPENDENT TRUSTEES

                                                         PRINCIPAL OCCUPATION(S)                NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND                PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD               COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                             SEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
ROBERT BUTLER                   Trustee/Since Inception  Mr. Butler is currently an             2
Age - 64                                                 independent consultant for
12 Harvard Drive                                         businesses. Mr. Butler was President
Hingham, Massachusetts 02043                             of the Pioneer Funds Distributor,
                                                         Inc. from 1989 to 1998. He was Senior
                                                         Vice-President from 1985 to 1988 and
                                                         Executive Vice-President and Director
                                                         from 1988 to 1999 of the The Pioneer
                                                         Group, Inc. While at The Pioneer
                                                         Group, Inc. until his retirement in
                                                         1999, Mr. Butler was a Director or
                                                         Supervisory Board member of a number
                                                         of subsidiary and affiliated
                                                         companies, including: Pioneer First
                                                         Polish Investment Fund, JSC, Pioneer
                                                         Czech Investment Company and Pioneer
                                                         Global Equity Fund PLC. Mr. Butler is
                                                         currently a member of the Board of
                                                         Trustees of the Clough Global
                                                         Equity Fund.

MR. ANDREW C. BOYNTON           Trustee/Since March      Mr. Boynton is currently the Dean of   2
Age - 49                        2005                     the Carroll School of Management at
140 Commonwealth Avenue                                  Boston College. Mr. Boynton served as
Chestnut Hill, Massachusetts                             Professor of Strategy from 1996 to
02467                                                    2005 and Program Director of the
                                                         Executive MBA Program from 1998 to
                                                         2005 at International Institute of
                                                         Management Development, Lausanne,
                                                         Switzerland ("IMD"). Prior to that
                                                         he was an Associate Professor at the
                                                         Kenan-Flagler Business School,
                                                         University of North Carolina, Chapel
                                                         Hill from 1994 to 1996, Visiting
                                                         Professor at IMD, Lausanne,
                                                         Switzerland from 1992 to 1994 and
                                                         Assistant Professor, Darden School,
                                                         University of Virginia from 1987 to
                                                         1992. Mr. Boyton is currently a
                                                         member of the Board of Trustees of
                                                         the Clough Global Equity Fund.

                                                         PRINCIPAL OCCUPATION(S)                NUMBER OF
                                POSITION(S) HELD         DURING PAST 5 YEARS AND                PORTFOLIOS IN FUND
                                WITH FUNDS/LENGTH        OTHER DIRECTORSHIPS HELD               COMPLEX OVER-
NAME, AGE AND ADDRESS           OF TIME SERVED           BY TRUSTEE                             SEEN BY TRUSTEE
------------------------------------------------------------------------------------------------------------------
MR. ADAM CRESCENZI              Trustee/Since Inception  Mr. Crescenzi is a founding partner    2
Age - 62                                                 of Telos Partners, a business
100 Walden Street                                        advisory firm founded in 1998. Prior
Concord, Massachusetts 01742                             to that, he served as Executive Vice
                                                         President of CSC Index. Mr. Crescenzi
                                                         is currently a member of the Board of
                                                         Directors of the Boch Center of the
                                                         Performing Arts, a Trustee of Dean
                                                         College, a Trustee of the Clough
                                                         Global Equity Fund, and Chairman of
                                                         the Board of Directors of Creative
                                                         Realities and ICEX, Inc.

JOHN F. MEE, ESQ.               Trustee/Since Inception  Mr. Mee is an attorney practicing      2
Age - 61                                                 commercial law, family law, products
1625 Broadway, Suite 2200                                liability and criminal law. He was an
Denver, Colorado 80202                                   instructor in the Harvard Law School
                                                         Trial Advocacy Workshop from 1990 to
                                                         2002. Mr. Mee serves on the Board of
                                                         Directors of Holy Cross Alumni
                                                         Association and the Board of Trustees
                                                         of the Clough Global Equity Fund.

RICHARD C. RANTZOW              Trustee/Since Inception  Mr. Rantzow was the Chief Financial    2
Age - 66                                                 Officer and a Director of Ron Miller
1625 Broadway, Suite 2200                                Associates, Inc. Prior to that, Mr.
Denver, Colorado 80202                                   Rantzow was Managing Partner of the
                                                         Memphis office of Ernst & Young until
                                                         1990. Mr. Rantzow is also Chairman of
                                                         First Funds Trust and a member of the
                                                         Board of Trustees of the Clough
                                                         Global Equity Fund.

JERRY G. RUTLEDGE               Trustee/Since Inception  Mr. Rutledge is the President and      2
Age - 60                                                 owner of Rutledge's Inc., a retail
2745 Springmede Court                                    clothing business. Mr. Rutledge is
Colorado Springs,                                        currently Director of the American
Colorado 80906                                           National Bank, Regent of the
                                                         University of Colorado and a member
                                                         of the Board of Trustees of the
                                                         Clough Global Equity Fund.

Item 2.  CODE OF ETHICS.

    (a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

    (b)  Not Applicable.

    (c) During the period covered, by this report, no amendments were made to the provisions of the code of ethics adopted in 2 (a) above.

    (d) During the period covered by this report, no implicit or explicit waivers to the provision of the code of ethics adopted in 2 (a) above were granted.

    (e)  Not Applicable.

    (f)  The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has as least one audit committee financial expert serving on its audit committee. The Board of Trustees has designated Richard C. Rantzow as the registrant's "audit committee financial expert." Mr. Rantzow is "independent" as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Mr. Rantzow was the Chief Financial Officer and a Director of Ron Miller Associates, Inc. Prior to that, Mr. Rantzow was managing partner of the Memphis office of Ernst & Young until 1990.

Item 4.  PRINCIPAL ACCOUNTING FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years 2005 and 2004 were $29,000 and $0, respectively.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 in 2005 and $0 in 2004.

     (c) TAX FEES: For the period from July 28, 2004, through May 31, 2005, aggregate fees of $900 were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The fiscal tax fees were for services for dividend calculation, excise tax preparation, and tax return preparation.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $25,500 in 2005 and $0 in 2004. These services included comfort work related to the over-allotment exercise of common stock as well as agreed upon procedures related to the ratings for the Auction Market Preferred Shares.

     (e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES: All services to be performed by the Registrant's principal auditors must be pre-approved by the Registrant's audit committee.

     (e)(2) No services described in paragraphs (b) through (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f)      Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2005 and $0 for 2004.

     (h)      Not applicable.

Item 5.  AUDIT COMMITTEE OF LISTED REGISTRANT.

The registrant has a separately designated standing audit committee established in accordance with Section 3 (a)(58)(A) of the Exchange Act and is comprised of the following members:

Andrew C. Boyton
Robert Butler
Adam D. Crescenzi
John F. Mee
Richard C. Rantzow, Committee Chairman
Jerry G. Rutledge

Item 6.  SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Attached, as Exhibit Item 7, is a copy of the registrant's policies and procedures.

Item 8:  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)(1)
As of: May 31, 2005

                                                        LENGTH OF
NAME                           TITLE                    SERVICE                  BUSINESS EXPERIENCE: 5 YEARS
------------------------------------------------------------------------------------------------------------------------------
Charles I Clough, Jr.          Partner and Portfolio    Since Inception in 2000  Founding Partner Clough Capital Partners LP.
                               Manager

Eric A. Brock                  Partner and Portfolio    Since Inception in 2000  Founding Partner Clough Capital Partners LP.
                               Manager

James E. Canty                 Partner and Portfolio    Since Inception in 2000  Founding Partner Clough Capital Partner LP.
                               Manager                                           2000 to present, Chief Financial Officer and
                                                                                 General Counsel for Clough Capital Partners
                                                                                 LP.  Member of Board of Directors of Clough
                                                                                 Offshore Fund, Ltd., and Board of Trustees of
                                                                                 Clough Global Allocation Fund and Clough
                                                                                 Global Equity Fund.  Because of his
                                                                                 affiliation with Clough Capital Partners LP,
                                                                                 Mr. Canty is considered and "interested"
                                                                                 Trustee of the Clough Global Allocation Fund.

(a)(2)
As of May 31, 2005, the Portfolio Managers listed above are also responsible for the day-to-day management of the following:

                          REGISTERED      OTHER POOLED                      MATERIAL
                          INVESTMENT       INVESTMENT        OTHER          CONFLICTS
       PM NAME            COMPANIES       VEHICLES (1)      ACCOUNTS         IF ANY
---------------------------------------------------------------------------------------
Charles I Clough, Jr.   1 Accounts       3 Accounts       3 Accounts      See below (2)
                        $345.7 million   $248.5 million   $86.5 million
                        Total Assets     Total Assets     Total Assets

Eric A. Brock           1 Accounts       3 Accounts       3 Accounts      See below (2)
                        $345.7 million   $248.5 million   $86.5 million

                         TOTAL ASSETS     TOTAL ASSETS     TOTAL ASSETS
---------------------------------------------------------------------------------------
James E. Canty          1 Accounts       3 Accounts       3 Accounts      See below (2)
                        $345.7 million   $248.5 million   $86.5 million
                        Total Assets     Total Assets     Total Assets

(1)  Advisory fee based in part on performance of accounts.

(2)  Material Conflicts:

Material conflicts of interest may arise as a result of the fact that the Portfolio Managers also have day-to-day management responsibilities with respect to both the Fund and the various accounts listed above (collectively with the Fund, the "Accounts"). These potential conflicts include:

         LIMITED RESOURCES. The Portfolio Managers cannot devote their full time and attention to the management of each of the Accounts. Accordingly, the Portfolio Managers may be limited in their ability to identify investment opportunities for each of the Accounts that are as attractive as might be the case if the Portfolio Managers were to devote substantially more attention to the management of a single Account. The effects of this potential conflict may be more pronounced where the Accounts have different investment strategies.

         LIMITED INVESTMENT OPPORTUNITIES. If the Portfolio Managers identify a limited investment opportunity that may be appropriate for more than one Account, the investment opportunity may be allocated among several Accounts. This could limit any single Account's ability to take full advantage of an investment opportunity that might not be limited if the Portfolio Managers did not provide investment advice to other Accounts.

         DIFFERENT INVESTMENT STRATEGIES. The Accounts managed by the Portfolio Managers have differing investment strategies. If the Portfolio Managers determine that an investment opportunity may be appropriate for only some of the Accounts or decide that certain of the Accounts should take different positions with respect to a particular security, the Portfolio Managers may effect transactions for one or more Accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Accounts.

         VARIATION IN COMPENSATION. A conflict of interest may arise where Clough or Clough Associates, LLC, as applicable, is compensated differently by the Accounts that are managed by the Portfolio Managers. If certain Accounts pay higher management fees or performance-based incentive fees, the Portfolio Managers might be motivated to prefer certain Accounts over others. The Portfolio Managers might also be motivated to favor Accounts in which they have a greater ownership interest or Accounts that are more likely to enhance the Portfolio Managers' performance record or to otherwise benefit the Portfolio Managers.

         SELECTION OF BROKERS. The Portfolio Managers select the brokers that execute securities transactions for the Accounts that they supervise. In addition to executing trades, some brokers provide the Portfolio Managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The Portfolio Managers' decision as to the selection of brokers could yield disproportionate costs and benefits among the Accounts that they manage, since the research and other services provided by brokers may be more beneficial to some Accounts than to others.

(a)(3) Portfolio Manager Compensation as of May 31, 2005.

The Portfolio Managers each receive a fixed base salary from Clough. The base salary for each Portfolio Manager is typically determined based on market factors and the skill and experience of each Portfolio Manager. Additionally, Clough distributes its annual net profits to the three Portfolio Managers, with Mr. Clough receiving a majority share and the remainder being divided evenly between Mr. Brock and Mr. Canty.

(a)(4) Dollar Range of Securities Owned as of May 31, 2005.

                               DOLLAR RANGE OF EQUITY SECURITIES HELD IN
PORTFOLIO MANAGER              REGISTRANT (1)
Charles I. Clough, Jr.         $100,001 - $500,000
Eric A. Brock                  None
James E. Canty                 $10,001-$50,000

    (1) This information is as of May 31, 2005. "Beneficial Ownership" is determined in accordance with Section 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended.

Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

Item 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

The registrant has adopted the following procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

The Board of Trustees of the registrant will as part of its authority and responsibilities, seek individuals qualified to become members of the Board of Trustees, including evaluating persons suggested by shareholders. In connection with filling vacancies or expanding the Board of Trustees, the Board of Trustees will evaluate the suitability of individual candidates in the context of the Board as a whole, with the objective of recommending a group or individual candidate that can best perpetuate the success of the business and represent shareholder interests through the exercise of sound judgment, relying on its diversity of experience. Candidates may be nominated by the Board of Trustees or by shareholders by submitting the name and basic qualifications of the candidates to the Secretary of the Registrant at Clough Global Allocation Fund, 1625 Broadway, Suite 2200, Denver, Colorado 80202.

Item 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

     (a)(1) The Code of Ethics that applies to the registrant's principal executive officer and principal financial officer is attached hereto as
     Exhibit 12.A.1.

     (a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

     (a)(3) Not Applicable.

     (b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL ALLOCATION FUND

By:       /s/ Edmund J. Burke
          -------------------
          Edmund J. Burke
          President/Principal Executive Officer

Date:     August 3, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL ALLOCATION FUND

By:       /s/ Edmund J. Burke
          --------------------
          Edmund J. Burke
          President/Principal Executive Officer

Date:     August 3, 2005


By:       /s/ Jeremy O. May
          -----------------
          Jeremy O. May
          Treasurer/Principal Financial Officer

Date:     August 3, 2005